UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 1, 2021

Columbia Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

19-01 Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices)

(800) 522-4167
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

On December 1, 2021, Columbia Financial, Inc. (the “Company”), the holding company for Columbia Bank (the “Bank”), issued a press release announcing that Columbia Bank MHC (the “MHC”) and the Company have completed their acquisition of Freehold MHC, Freehold Bancorp and Freehold Bank (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of June 17, 2021, by and between Freehold MHC, Freehold Bancorp and Freehold Bank, on the one hand, and the MHC, the Company and the Bank, on the other hand (the “Merger Agreement”).

At the effective time of the Merger, (i) Freehold MHC merged with and into the MHC, with the MHC continuing as the surviving entity and (ii) Freehold Bancorp merged with and into the Company, with the Company continuing as the surviving entity. In connection with the Merger, Freehold Bank has converted to a federal savings bank and will operate as a wholly owned subsidiary of the Company for at least two years following the effective time of the Merger, or no later than December 31, 2023. After such time, Freehold Bank will be merged with and into the Bank, with the Bank continuing as the surviving institution (the “Bank Merger”), unless the parties mutually agree to complete the Bank Merger earlier in accordance with the terms of the Merger Agreement.

As part of the transaction, on December 1, 2021, the Company also issued 2,591,007 shares of its common stock to the MHC in accordance with the terms of the Merger Agreement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

        (d) Exhibits

Exhibit Number	Description
99.1	Press release dated December 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:	December 1, 2021	/s/Dennis E. Gibney
Dennis E. Gibney
Executive Vice President and Chief Financial Officer

3